EXHIBIT 23.2  Consent of  Lougen Valenti Bookbinder & Weintraub, LLP

June 24, 2002

To the Board of Directors of
ARS Networks, Incorporated
100 Walnut Street
Champlain, New York  12919

Gentlemen:

We hereby consent to the use of our audit report of ARS Networks, Incorporated for the year ended January 31, 2002 in the Form S-8 of ARS Networks, Incorporated dated June 24, 2002.

/s/ Lougen Valenti Bookbinder & Weintraub, LLP
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Lougen Valenti Bookbinder & Weintraub, LLP